FIRST GUARANTY BANCSHARES, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS

I.	Audit Committee Purpose

The Audit Committee (the “Committee”) and its designated Chair shall be appointed by the Board of Directors of First Guaranty Bancshares, Inc. (collectively, the Company) to assist the Board of each in fulfilling its oversight responsibilities for these entities and its wholly-owned subsidiaries. The Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s accounting and financial reporting process and systems of internal controls.

•
Monitor the independence and performance of the Company’s external auditors, internal auditors and outsourced internal audit consultants (including, but not limited to Loan Review, Compliance, IT Audit, etc).

•	Facilitate communication among the external auditors, management, internal auditors, and the outsourced internal audit consultants.

•	Maintain oversight of the external auditors, including the appointment, compensation and, when considered necessary, the dismissal of the external auditors.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all auditors, as well as anyone in the organization. The Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.	Committee Composition and Meetings

The Committee shall be comprised of not less than two directors, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Each member must be able to read and understand fundamental financial statements. In addition, the Chair of the Committee shall have accounting or related financial management expertise.

The Committee shall meet no less than four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee will meet privately in executive session each quarter with, the Bank’s Internal Auditor, and as considered necessary by the Chair, management, the designated loan review, compliance, IT audit function representatives and the external auditors to discuss any matters that either the Committee or these groups believe should be discussed.  The Chief Executive Officer, Chief Financial Officer and other officers, as necessary, of the Company may attend the meetings as invited guests of the Committee.  Minutes will be maintained in sufficient detail of each meeting and records shall be kept of all action taken in exercise of the authority or performance of duties of the Committee.

III.	Specific Committee Responsibilities and Duties

Review Procedures

The Committee will:

1.	Review and reassess the adequacy of this Charter at least annually and submit the Charter to the Board of Directors for approval.

2.
Review the Company’s annual audited financial statements, and reports on the evaluation of internal control over financial reporting by management and the external auditors prior to filing or distribution, including discussion with management and the external auditors of significant issues regarding accounting principles, practices and judgments.

3.
In consultation with management, the external auditors and the Internal Auditor, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the external auditors and Internal Auditors together with management’s responses.

External Auditors

1.	The Committee will review the independence and performance of the external auditors and annually recommend to the Board of Directors either their appointment or discharge when circumstances warrant.

2.
The Committee or the Chair of the Committee under authority delegated by the Committee, will pre-approve all services (audit and permissible non-audit services) performed by the external auditors and the associated costs and fees, in order to assure that the provision of such services does not impair the external auditors’ independence. Any services approved by the Committee Chair or a delegated committee member of the Committee will be brought to the full Committee for approval at the next scheduled Committee meeting.  Services which qualify under the de minimis exception to the Sarbanes-Oxley Act of 2002, shall be approved by the Committee or a delegated Committee Member prior to the completion of the audit.

3.
On an annual basis, the Committee will review and discuss with the external auditors their report of any significant relationships they have with the Company that could impair the auditors’ independence.

4.	The Committee will review the external auditors’ audit plan—discuss scope, staffing, level of reliance upon management and the Internal Auditor and the general audit approach.

5.
Prior to filing or distribution of the Company’s audited financial statements, the Committee shall discuss the results of the audit with the external auditors. Further, discussion of matters required to be communicated to audit committees in accordance with accounting principles and auditing standards, including Statement of Auditing Standards No. 61, shall be conducted prior to the filing or distribution of such audited financial statements.

6.
The Committee will review the experience and qualifications of the senior members of the external auditor team; review with the external auditor its system of quality controls and procedures; request a copy of the most recent third party independent quality control peer review report for the external auditors; review the report to determine if any material weaknesses or significant deficiencies  were raised in the report; and discuss with the external auditors the steps the firm has taken to resolve any reported problems.

7.
The Committee will review with the external auditors and management any correspondence with regulators or governmental agencies and any employee complaints or published reports, which management deems to raise material issues regarding the Company’s financial statements or accounting policies.

8.
The Committee will review and must approve, any proposed employment of a current or former employee of the external audit firm for a financial reporting position within the Company, as defined under the Sarbanes-Oxley Act of 2002 and related implementing rules, regulations or published guidance.

9.	The Committee will review with the external auditor and management the effect of significant regulatory and accounting/reporting developments.

10.	The Committee will review with management and the external auditor, if necessary, off-balance sheet structures entered into by the Company and the related disclosures in the financial statements.

Internal Auditors and Outsourced Audit Consultants

The Committee will:

1.
Review and approve the risk assessment and related methodology, audit plan and related budgets, organizational structure, audit polices, programs and qualifications of the Internal Auditor and Outsourced Audit Consultants at least annually. The Committee will also approve any changes made during the year to the risk assessment or audit plan/budgets. Any functions normally performed by the Internal Auditor that are outsourced to a third party will include monitoring of the relationship and a  review of the independence and qualifications of such firm/individuals to perform their assignments.

2.	Maintain oversight of the Internal Auditor, including the appointment, compensation and, when considered necessary, the dismissal of the Internal Auditor.

3.
On at least a quarterly basis, review and approve significant reports prepared by the Internal Auditor and outsourced third parties together with management’s response and the Internal Auditor’s follow-up to these reports.  The Internal Auditor, on a quarterly basis, will provide the Committee with a status of its audit plan and budgeted hours as well as a report on the current status of significant deficiencies noted by the Internal Auditor, outsourced audit consultants, external auditors or regulators.

Other Committee Responsibilities

Additionally, The Committee will:

1.
Annually, report to the Board of Directors of the Company that it: (i) has reviewed and discussed the audited financial statements with management and the external auditors; (ii) has discussed with the external auditors the matters to be discussed by Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the external auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the external auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the external auditors, has recommended to the Board of Directors that the audited financial statements be filed with the appropriate regulatory authorities.

2.	Report to the Board of Directors at the next scheduled Board meeting on significant results of the Committee’s activities.

3.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

4.
Establish and maintain procedures in accordance with applicable laws and regulations for the receipt, retention and treatment of complaints and concerns regarding the Company’s accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

5.	Review and approve material related party transactions. The committee will receive and review appropriate disclosure relating to any proposed related party transaction.
*****

Approved: January 25, 2008